UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2016

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2016, Jane Houldsworth El Naggar, Vice President of Research and Development of Cancer Genetics, Inc. (the "Company") notified the Company of her intention to resign from her position with the Company in approximately a month's time to pursue an academic position in cancer research. It is expected that she will continue to collaborate on certain pending projects.

The Company believes it will be able to readily continue its current research and development activities with its current staff and has no immediate plans to fill Dr. Houldsworth's position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ Edward J. Sitar
Name: Edward J. Sitar
Title: Chief Financial Officer

Date:    September 16, 2016